                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2959

                           SCUDDER TAX FREE MONEY FUND
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA  02110-4103
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       11/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Tax-Free Money Fund

Semiannual Report to Shareholders

November 30, 2003

Contents

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Joseph Benevento and other members of the fund's investment team discuss the market environment and investment strategy for the fund's most recent semiannual period ended November 30, 2003.

Q: How did the fund perform over its most recent semiannual period?

A: Over the six-month period ended November 30, 2003, Scudder Tax-Free Money Fund's seven-day yield declined from 0.67% on May 31, 2003 to 0.45%, reflecting the Federal Open Market Committee (FOMC) decision to reduce the federal funds rate by another 0.25 percentage points on June 25, 2003. For the semiannual period ended November 30, Class S shares of the fund returned 0.18%. (This fund offers a variety of share classes. Please see the Financial Highlights beginning on page 17 for the performance of other share classes and more complete performance information. All performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Please visit our Web sites for the product's most recent month-end performance: myScudder.com for S shares and aarp.scudder.com for AARP shares. The yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. Yields fluctuate and are not guaranteed.)

Q: How would you describe the economic environment over the fund's most recent six-month period?

A: At the start of the period, amid disappointing manufacturing reports and declining consumer confidence - underscoring a gloomy employment picture - most market forecasters predicted that the Fed would reduce short-term interest rates by one half of a percentage point at its meetings in late June. Given that the federal funds rate was already at its lowest level since 1961, we thought that a 0.25 percentage point cut was more likely, and that is what occurred at the June 25 meeting. In the months following the Fed move, employment statistics turned more positive, manufacturing reports began to improve, and consumer confidence rose as the fiscal stimulus initiated by the Bush administration earlier in 2003 began to have an effect.

Q: What was the market environment for short-term municipal securities?

A: During the fund's semiannual period, the supply of short-term municipal paper increased sharply due to sluggish economic growth at the start of the period and a slowdown in individual state and local government tax collection. The state of California topped the list, issuing $12 billion of revenue anticipation warrants. California expects to issue additional notes during the third quarter of 2004 to fund its continuing cash flow needs. In August, $7.4 billion in Texas tax and revenue anticipation notes came to market, a $1.7 billion net addition to overall supply. Increased supply and heavy dealer inventory during the period put pressure on the municipal note market, driving yields of one-year notes substantially higher. As a result, the municipal money market yield curve1 shifted from an inverted to a positive slope (i.e., yields increasing proportionately with length of time to maturity), signaling investors' preference for shorter maturities.

1 Yield curve - a graph showing the term structure of interest rates by plotting the yields of all debt instruments (e.g., money market securities) of the same quality with maturities ranging from the shortest to the longest appropriate maturities. A steepening yield curve means that the current trend is for yields to become higher as the maturities of money market instruments lengthen. For example, a one-year security would have a higher yield than a money market instrument with a six-month maturity.
Money market yield curve 5/31/03 versus 11/30/03 (7-day yield)

Length of Maturity (in months)

This chart is not intended to represent the yield of any Scudder fund. Past performance is no guarantee of future results.

Source: Deutsche Investment Management Americas Inc.

Q: What was the fund's strategy in light of these events?

A: Over the reporting period, the fund targeted a neutral average maturity as compared with similar funds. Currently the fund is positioned with an average maturity of approximately 40-45 days, with 70% of portfolio assets in floating-rate securities and 30% in fixed-rate instruments. As always, we have actively adjusted the fund's maturity to prepare for seasonal events such as April tax-time redemptions and supply/demand imbalances in the market, including months of increased issuance such as June and July.

During the period, the fund also took advantage of the increases in issuance by participating in high-quality, liquid municipal note sales at attractive yield levels. These included the above-mentioned Texas tax and revenue anticipation notes as well as state of Illinois general obligation notes. As a result of falling revenues, rising

Fund's Class S Shares Yields
	7-day average yield*	7-day compounded effective yield**
May 31, 2003	0.67%	0.67%
November 30, 2003	0.45%	0.45%

* The 7-day annualized yield is the annualized yield based on the most recent 7 days of interest earnings without reinvestment of income.
** The 7-day compounded effective yield is the annualized yield based on the most recent 7 days of interest earnings with all income reinvested.

Yields will fluctuate and are not guaranteed.

expenditures and government inaction, the state of California was downgraded by all three of the major rating services. The fund continues to avoid exposure to the state and its related credits, with the exception of instruments guaranteed by letters of credit or insurance. Our neutral positioning has helped the fund navigate a volatile environment for interest rates amid unfolding state and local government budgetary troubles.

Over the six-month period, we continued to focus on the highest-quality investments while seeking competitive yields across the municipal money market investment spectrum. In particular, we emphasized essential-services revenue issues and what is known as enhanced paper, i.e., securities guaranteed by a third party such as a bank or insurance company. In the coming months, we will continue our insistence on the highest credit quality. We will also continue to rebalance the fund's portfolio based on cash flows, asset growth and supply and demand.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Investment Portfolio as of November 30, 2003 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Investments 100.0%
Arizona 0.7%
Phoenix Industrial Development Authority, Multi-Family Housing Revenue, AMT, Series A, 1.15%*, 10/15/2030	1,780,000	1,780,000
Arkansas 0.9%
Pocahontas, MacLean, AMT, 1.25%*, 5/1/2015	2,300,000	2,300,000
California 7.9%
Alameda County, Series 410, 1.15%*, 9/1/2021 (b)	3,890,000	3,890,000
California, Public Housing Revenue, Housing Finance Agency, AMT, Series PT-843, 1.24%*, 11/1/2005 (c)	1,570,000	1,570,000
California State University, 1.03%, 2/6/2004 (c)	1,000,000	1,000,000
California State, Revenue, Series A-3, 2.0%, 6/23/2004 (c)	4,000,000	4,020,757
General Obligation, Series 819-D, 1.2%*, 2/1/2028 (b)	4,368,500	4,368,500
General Obligation, Series C-1, 1.1%*, 5/1/2033 (c)	1,200,000	1,200,000
Los Angeles Regional Airports Improvement Corp., Lease Revenue, 1.06%*, 12/1/2025 (c)	816,100	816,100
Los Angeles Regional Airports Improvement Corp., Los Angles International Airport, AMT, 1.11%*, 12/1/2025 (c)	1,000,000	1,000,000
Revenue Anticipation Notes, Series A, 2.0%, 6/30/2004 (c)	1,800,000	1,812,441
		19,677,798
Colorado 4.2%
Denver, City & County, Airport Revenue, AMT, 1.21%*, 11/15/2009 (b)	2,490,000	2,490,000
Denver, City & County, Economic Development Revenue, Western Stock Show Project, 1.25%*, 7/1/2029 (c)	1,055,000	1,055,000
Denver, City & County, Special Facilities Airport Revenue, 1.75%, 6/25/2004	2,000,000	2,009,749
Health Facilities Authority Revenue, Frasier Meadows Manor Project, 1.13%*, 6/1/2021 (c)	2,275,000	2,275,000
Traer Creek, Metropolitan District Revenue, 1.14%*, 10/1/2021 (c)	2,500,000	2,500,000
		10,329,749
Delaware 2.1%
Delaware State, Economic and Development Authority Revenue, Winterthur Museum Project, 1.16%*, 9/1/2012 (c)	5,200,000	5,200,000
District of Columbia 0.0%
General Obligation, Series D, 1.12%*, 6/1/2029 (b)	100,000	100,000
Florida 6.2%
Capital Treasury Agency Revenue, Seminole Tribe Resort, Series B, 1.12%*, 10/1/2033 (c)	2,150,000	2,150,000
Housing Finance Corporate Multifamily Revenue, Victoria Park, 1.1%*, 10/15/2032	2,300,000	2,300,000
Indian River Country, Hospital Revenue, 1.2%*, 10/1/2015 (c)	300,000	300,000
Jacksonville, Capital Project Revenue, Series 1, 1.08%*, 10/1/2017 (b)	900,000	900,000
Jacksonville, Electric Authority Revenue, Series C, 1.1%*, 10/1/2030	400,000	400,000
Jacksonville, Health Facilities Authority, Hospital Revenue, Series A, 1.1%*, 8/15/2033 (c)	2,175,000	2,175,000
Miami-Dade County, Industrial Development Authority Revenue, Gulliver Schools Project, 1.15%*, 9/1/2029 (c)	2,130,000	2,130,000
Orange County, Health Facilities Authority Revenue, Presbyterian Retirement Project, 1.15%*, 11/1/2028 (c)	5,025,000	5,025,000
		15,380,000
Georgia 3.2%
Columbus Housing Authority Revenue, Universal Foundation, 1.1%*, 11/1/2017 (c)	1,350,000	1,350,000
Rockdale County, Hospital Authority Revenue, 1.1%*, 10/1/2027 (c)	4,505,000	4,505,000
Willacoochie, Development Authority, Pollution Control Revenue, AMT, 1.2%*, 5/1/2021 (c)	2,000,000	2,000,000
		7,855,000
Idaho 1.2%
Powers County, Industrial Development Revenue, AMT, 1.21%*, 4/1/2014 (c)	3,000,000	3,000,000
Illinois 12.9%
Chicago, De Le Salle Project, 1.19%*, 4/1/2027 (c)	1,810,000	1,810,000
Chicago, Public Improvements Revenue, 1.11%*, 1/1/2037 (b)	7,200,000	7,200,000
Development Finance Authority, Chicago Symphony Orchestra, 1.1%*, 12/1/2028 (c)	1,300,000	1,300,000
Development Finance Authority, Katlaw Tretam & Co. Project, AMT, 1.18%*, 8/1/2027 (c)	1,700,000	1,700,000
Development Finance Authority, Museum of Contemporary Art Project, 1.15%*, 2/1/2029 (c)	2,000,000	2,000,000
Development Finance Authority, Organization Bank Project, 1.25%*, 12/1/2020 (c)	1,700,000	1,700,000
General Obligation, 2.0%, 1/15/2004	9,000,000	9,011,486
Illinois Educational Facilities, Elmhurst College, 1.15%*, 3/1/2033 (c)	1,700,000	1,700,000
Illinois State Sales Tax Revenue, 1.17%*, 6/15/2023	4,520,000	4,520,000
Vernon Hills, Industrial Development Revenue, Northwestern Tool & Die Project, 1.25%*, 4/1/2025 (c)	1,025,000	1,025,000
		31,966,486
Indiana 2.3%
Crawfordville, AMT, 1.25%*, 6/1/2007 (c)	1,300,000	1,300,000
Indiana Bank Revenue, Advanced Funding Program, Series A, 2.0%, 1/27/2004 (b)	2,000,000	2,002,778
Indiana Transportation Finance Authority, Highway Revenue, 1.17%*, 6/1/2018 (b)	2,310,000	2,310,000
		5,612,778
Iowa 0.3%
Higher Education Authority Revenue, Private College St. Ambrose, 1.1%*, 4/1/2033 (c)	700,000	700,000
Kentucky 3.0%
Economic Development Authority, Health Facilities Revenue, Easter Seal Society Project, 1.25%*, 11/1/2030 (c)	1,805,000	1,805,000
Lexington-Fayette Urban County, Industrial Development Revenue, YMCA Central Kentucky Inc. Project, 1.25%*, 7/1/2019 (c)	1,595,000	1,595,000
Pendleton County Lease Revenue, 1.0%, 1/9/2004	4,000,000	4,000,000
		7,400,000
Louisiana 0.4%
Offshore Terminal Authority, Deepwater Port Revenue, Loop, Inc., Series A, 1.1%*, 9/1/2014 (c)	1,000,000	1,000,000
Maine 0.6%
Government Obligation, 1.75%, 6/30/2004	1,575,000	1,583,590
Michigan 7.9%
ABN AMRO Munitops Certificates, Series 2003-3, 1.15%*, 1/1/2011 (b)	7,300,000	7,300,000
Detroit Water Supply Systems, Series B24, 1.2%*, 7/1/2026 (b)	4,400,000	4,400,000
Eastern Michigan University Revenue, 1.1%*, 6/1/2027 (b)	600,000	600,000
Grand Valley, Michigan State University Revenue, Series B, 1.11%*, 6/1/2027 (b)	3,235,000	3,235,000
Michigan State, Strategic Funding, Obligation Revenue, Detroit Symphony Project, Series B, 1.1%*, 6/1/2031 (c)	250,000	250,000
Municipal Securities Trust Certificates, Series 9054, 1.18%*, 4/20/2011	1,325,000	1,325,000
Oakland County, Economic Development Corp., Acme Manufacturing Co. Project, AMT, 1.3%*, 11/1/2023 (c)	200,000	200,000
Oakland County, Economic Development Corp., Limited Obligation Revenue, Lyon Gear & Machine, Inc. Project, AMT, 1.35%*, 5/1/2012 (c)	305,000	305,000
Strategic Fund, Limited Obligation Revenue, Lake Shore Inc. Project, AMT, 1.35%*, 11/1/2019 (c)	1,920,000	1,920,000
		19,535,000
Minnesota 0.1%
School District General Obligation, 1.2%*, 2/1/2015 (b)	200,000	200,000
Missouri 0.8%
Development & Finance Board, St. Louis Air, Cargo Facilities Revenue, AMT, 1.19%*, 3/1/2030 (c)	2,000,000	2,000,000
New Hampshire 1.6%
Business Finance Authority, Waste Management of NH Inc. Project, AMT, 1.21%*, 9/1/2012 (c)	4,000,000	4,000,000
New Jersey 1.9%
Salem County, Industrial Pollution Control Financing Authority Revenue, E.I. Du Pont de Nemours and Co., 1.0%*, 3/1/2012	4,600,000	4,600,000
New Mexico 0.7%
Farmington, Pollution Control Revenue, Public Service Co., Series B, 1.1%*, 9/1/2024 (c)	1,650,000	1,650,000
New York 4.0%
Metropolitan Transportation Authority Revenue, 1.14%*, 5/15/2010 (b)	2,300,000	2,300,000
Municipal Securities Trust Certificates, Series 2002-202, 1.12%*, 10/21/2010 (b)	1,000,000	1,000,000
New York City, Revenue, Series A, 2.0%, 4/15/2004	3,000,000	3,011,747
New York City Transitional Finance Authority Revenue, Series 2, 2.0%, 2/19/2004	3,000,000	3,005,848
New York City Transitional Finance Authority Revenue, Series 3, 1.12%*, 11/1/2022	600,000	600,000
		9,917,595
Ohio 1.0%
Higher Educational Facilities Authority Revenue, Series A, 1.2%*, 9/1/2020 (c)	770,000	770,000
Higher Educational Facilities Authority Revenue, Series B, 1.2%*, 9/1/2020 (c)	1,320,000	1,320,000
University of Toledo Ohio, General Receipts Bonds, 1.1%*, 6/1/2032 (b)	295,000	295,000
		2,385,000
Oklahoma 0.8%
Payne County, Economic Development Authority Student Housing Revenue, 1.13%*, 6/1/2032 (b)	1,995,000	1,995,000
Pennsylvania 6.0%
Dallastown, Area School District, General Obligation, 1.15%*, 2/1/2018 (b)	4,000,000	4,000,000
Dauphin County, General Authority Revenue, 1.18%*, 11/1/2017 (b)	4,785,000	4,785,000
General Obligation Bond, Series A15, 1.2%*, 1/1/2017 (b)	1,650,000	1,650,000
Higher Education Assistance Agency, Student Loan Revenue, AMT, Series A, 1.14%*, 3/1/2027 (b)	2,000,000	2,000,000
Pennsylvania State Higher Educational Facilities, Carnegie Mellon University Series D, 1.1%*, 11/1/2030	1,150,000	1,150,000
Public School Building Authority, Parkland School District, Series D, 1.15%*, 3/1/2019 (b)	1,355,000	1,355,000
		14,940,000
Puerto Rico 0.1%
Puerto Rico Commonwealth, Highway and Transportation Authority, 1.09%*, 1/1/2009	300,000	300,000
South Carolina 0.8%
Marlboro County, Industrial Development Revenue, Reliance Trading Corp. Project, AMT, 1.18%*, 5/1/2017 (c)	1,900,000	1,900,000
Tennessee 2.7%
Memphis, Baptist Memorial Hospital, 1.1%, 12/18/2003	5,000,000	5,000,000
Montgomery County, Public Building Authority, 1.11%*, 4/1/2032 (c)	325,000	325,000
Shelby County, General Obligation, 2.0%, 6/30/2004	1,500,000	1,509,029
		6,834,029
Texas 19.9%
Brazos River Authority, Pollution Control Revenue, AMT, 1.21%*, 5/1/2033 (c)	2,500,000	2,500,000
Carrollton County, Independent School District, 5.5%, 2/15/2004	1,895,000	1,912,288
Houston, Independent School District Maintenance, 0.95%, 1/15/2004	7,000,000	7,000,000
Houston, Independent School District Maintenance, 5.0%, 7/15/2004 (b)	2,745,000	2,814,697
Lower Colorado River Authority Revenue, 1.2%*, 5/15/2017 (b)	7,770,000	7,770,000
Mesquite, TX, School District GO, Independent School District, 8/15/2025, 1.09%*, 8/15/2025	3,900,000	3,900,000
San Antonio, Electric & Gas Revenue, 1.15%*, 2/1/2018	2,000,000	2,000,000
San Antonio, Electric Revenue, 1.16%*, 8/1/2012	1,320,000	1,320,000
Texas, State GO, 2.0%, 8/31/2004	8,650,000	8,706,598
Texas, State GO, Student Loan & Gas Revenue, 2/1/2009, AMT, 0.95%*, 2/1/2009	2,000,000	2,000,000
University of Texas, Revenue, 0.95%, 1/13/2004	7,500,000	7,500,000
Waco, Industrial Development Corp., Economic Development Revenue, Patriot Homes of Texas Project, AMT, 1.35%*, 6/1/2014 (c)	1,900,000	1,900,000
		49,323,583
Utah 2.0%
Salt Lake City, Tax and Revenue, 1.5%, 12/30/2003	3,000,000	3,001,558
Utah, Electric Revenue, 0.94%, 12/15/2003	2,000,000	2,000,000
		5,001,558
Washington 2.0%
Tacoma City, General Ogligation, 0.94%, 12/4/2003	5,000,000	5,000,000
West Virginia 0.4%
Randolph County, Industrial Development Revenue, Allegheny Wood Products Project, AMT, 1.35%*, 12/1/2007 (c)	1,100,000	1,100,000
Wisconsin 1.4%
Racine, Solid Waste Disposal Revenue, Republic Services Inc. Project, AMT, 1.2%*, 8/1/2037 (c)	2,500,000	2,500,000
Whitewater, Industrial Development Authority, MacLean Fogg Project, AMT, 1.2%*, 12/1/2009 (c)	1,000,000	1,000,000
		3,500,000
Total Investment Portfolio - 100.0% (Cost $248,067,166) (a)		248,067,166

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of November 30, 2003.
(a) The cost for federal income tax purposes was $248,067,166.
(b) Bond is insured by one of these companies:
AMBAC	AMBAC Assurance Corp.
Capital Guaranty
FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration
FSA	Financial Security Assurance
MBIA	Municipal Bond Investors Assurance

At November 30, 2003, insurance concentration greater than 10% of the total Investment Portfolio was with MBIA (10%).

(c) Security incorporates a letter of credit or line of credit from a major bank.
AMT: Subject to alternative minimum tax

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $248,067,166)	$ 248,067,166
Cash	195,966
Receivable for investments sold	490,092
Interest receivable	673,047
Total assets	249,426,271
Liabilities
Dividends payable	9,898
Payable for Fund shares redeemed	64,092
Accrued management fee	101,770
Other accrued expenses and payables	30,571
Total liabilities	206,331
Net assets, at value	$ 249,219,940
Net Assets
Net assets consist of: Undistributed net investment income	134,358
Accumulated net realized gain (loss)	(877,339)
Paid-in capital	249,962,921
Net assets, at value	$ 249,219,940
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($65,697,301 / 65,761,022 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($183,522,639 / 183,336,162 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2003 (Unaudited)
Investment Income
Income: Interest	$ 1,338,962
Expenses: Management fee	661,127
Administrative fee	198,409
Trustees' fees and expenses	4,538
Other	1,386
Total expenses, before expense reductions	865,460
Expense reductions	(70)
Total expenses, after expense reductions	865,390
Net investment income	473,572
Net increase (decrease) in net assets resulting from operations	$ 473,572

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2003 (Unaudited)	Year Ended May 31, 2003
Operations: Net investment income	$ 473,572	$ 2,201,304
Net realized gain (loss) on investment transactions	-	3,183
Net increase (decrease) in net assets resulting from operations	473,572	2,204,487
Distributions to shareholders from: Net investment income: Class AARP	(121,192)	(531,417)
Class S	(351,983)	(1,668,202)
Fund share transactions: Proceeds from shares sold	44,785,680	204,391,403
Reinvestment of distributions	418,182	1,947,069
Cost of shares redeemed	(75,006,869)	(262,092,295)
Net increase (decrease) in net assets from Fund share transactions	(29,803,007)	(55,753,823)
Increase (decrease) in net assets	(29,802,610)	(55,748,955)
Net assets at beginning of period	279,022,550	334,771,505
Net assets at end of period (including undistributed net investment income of $134,358 and $133,961, respectively)	$ 249,219,940	$ 279,022,550

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2003[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.002	.007	.014	.024
Less distributions from: Net investment income	(.002)	(.007)	(.014)	(.024)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.18**	.74	1.39	2.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	69	76	83
Ratio of expenses (%)	.65*	.65	.65	.65*
Ratio of net investment income (%)	.36*	.74	1.39	3.28*
[a] For the six months ended November 30, 2003 (Unaudited). b For the period from September 11, 2000 (commencement of sales of Class AARP shares) to May 31, 2001. * Annualized ** Not annualized

Class S
Years Ended May 31,	2003[a]	2003	2002	2001	2000	1999[b]	1998[c]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from investment operations: Net investment income	.002	.007	.014	.034	.030	.010	.029
Less distributions from: Net investment income	(.002)	(.007)	(.014)	(.034)	(.030)	(.010)	(.029)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.18**	.74	1.39	3.43[d]	3.09[d]	1.03d**	2.92[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	210	259	262	267	257	249
Ratio of expenses before expense reductions (%)	.65*	.65	.65	.67	.75[e]	.75*	.71
Ratio of expenses after expense reductions (%)	.65*	.65	.65	.65	.66[e]	.65*	.65
Ratio of net investment income (%)	.36*	.74	1.39	3.39	3.04	2.46*	2.87
[a] For the six months ended November 30, 2003 (Unaudited).
[b] For the five months ended May 31, 1999. On August 10, 1998, the Fund changed its fiscal year end from December 31 to May 31.
[c] Year ended December 31.
[d] Total returns would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were .73% and .65%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Tax-Free Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares, except that both classes bear certain expenses unique to that share class such as administrative fees. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2003, the Fund had a net tax basis capital loss carryforward of approximately $878,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2004 ($550,000), May 31, 2005 ($221,000) and May 31, 2006 ($107,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

At May 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed tax-exempt income*	$ 150,641
Capital loss carryforwards	$ (878,000)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended December 31,
	2003	2002
Distributions from tax-exempt income*	$ 2,199,619	$ 4,713,482

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of current fiscal year.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $500,000,000 of the Fund's average daily net assets and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended November 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.50% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of the average daily net assets of each class, computed and accrued daily and payable monthly.

For the six months ended November 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at November 30, 2003
Class AARP	$ 50,800	$ 7,893
Class S	147,609	21,948
	$ 198,409	$ 29,841

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement pending completion of a review by the Fund's Independent Trustees of the Fund's shareholder servicing and related arrangements. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.80% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and trustee and trustee counsel fees). In addition, for the period October 1, 2003 through November 30, 2003, the Advisor voluntarily agreed to waive a portion of its Administrative Fee on Class S shares of the Fund to the extent necessary to maintain the operating expenses of Class S at 0.69% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees).

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $70 for custodian credits earned.

D. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes shares and dollar activity in the Fund:

	Six Months Ended November 30, 2003		Year Ended May 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	5,418,864	$ 5,418,864	13,363,615	$ 13,363,615
Class S	39,366,816	39,366,816	191,027,788	191,027,788
		$ 44,785,680		$ 204,391,403
Shares issued to shareholders in reinvestment of distributions
Class AARP	102,207	$ 102,207	442,429	$ 442,429
Class S	315,975	315,975	1,504,640	1,504,640
		$ 418,182		$ 1,947,069
Shares redeemed
Class AARP	(9,117,747)	$ (9,117,747)	(20,291,817)	$ (20,291,817)
Class S	(65,889,122)	(65,889,122)	(241,800,478)	(241,800,478)
		$ (75,006,869)		$ (262,092,295)
Net increase (decrease)
Class AARP	(3,596,676)	$ (3,596,676)	(6,485,773)	$ (6,485,773)
Class S	(26,206,331)	(26,206,331)	(49,268,050)	(49,268,050)
		$ (29,803,007)		$ (55,753,823)

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Scudder Tax Advantaged Dividend Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund

Scudder High Income Fund

Scudder High Income Opportunity Fund

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder US Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Intermediate Tax/AMT Free Fund (formerly Scudder Medium Term Tax-Free Fund)

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder RREEF Real Estate Fund II, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.)

The Germany Fund, Inc.

The New Germany Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AFRXX	STFXX
Fund Number	171	071

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. Investors may do so by filling out and returning the enclosed "opt-out" form. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

August 2003

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified issues relating to the overall fund expense payment and accrual process. Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 10.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Tax Free Money Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Tax Free Money Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               January 16, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               January 16, 2004
                                    ---------------------------